INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

8. INCOME TAXES

The Company computes income taxes using the asset and liability approach. The Company currently has no issue that creates timing differences that would mandate a deferred tax expense. Due to the uncertainty as to the utilization of net operating loss carryforwards, a valuation allowance has been made to the extent of any tax benefit that net operating losses may generate. No provision for income tax has been recorded for the years ended December 31, 2023 and December 31, 2022 due to the Company’s operating losses.

As of December 31, 2023, the Company has a net operating loss for tax purposes of CAD $18,837,510 (2022 – CAD $17,708,752) that can be carried forward over 20 years.

Deferred Income Taxes

Deferred income taxes primarily represent the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The components of the Company’s deferred taxes are as follows:

	2023	2022
Deferred tax assets (liabilities):
Deferred tax asset, beginning	4,050,000	$3,439,000
Increase in valuation reserve	150,000	611,000
Deferred tax asset, ending	4,200,000	4,050,000
Valuation allowance	(4,200,000)	(4,050,000)
Net deferred tax assets	$-	$-